MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED MAY 1, 2009 TO

PROSPECTUS DATED JULY 31, 2008

The following paragraph is added to footnote 5 to the table on page 17 of the Prospectus:

In addition, in order to avoid a negative yield, the Investment Adviser may reimburse expenses or waive advisory fees of a Fund. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that a Fund will be able to avoid a negative yield.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NFSPTMM 05/09

NORTHERN FUNDS PROSPECTUS